Exhibit 10.83a


                    MAXICARE HEALTH PLANS, INC.
                         OUTSIDE DIRECTORS
                  1996 FORMULA STOCK OPTION PLAN

                       AMENDMENT NUMBER ONE


     WHEREAS, Maxicare Health Plans, Inc. (the "Company") adopted, and the Company's stockholders approved, the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan (the "Plan"), which Plan was effective on July 26th, 1996; and

     WHEREAS, pursuant to Section 8.1 of the Plan, the Board of Directors of the Company (the "Board") has the power to amend the Plan; and

     WHEREAS, in order to reflect recently enacted changes to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as well as finalized regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Board wishes to amend the Plan in the manner set forth below; and

     WHEREAS, such amendments do not require the approval of the Company's stockholders and will not adversely affect any Optionee's rights under the Plan with respect to any Option heretofore granted;

     NOW, THEREFORE, the Plan is amended, effective as of the date of adoption of this amendment, as follows:

     1.    Section 7.4 to delete    the  subsection reference "(a)"
and to delete subsection 7.4(b)  in its entirety.

     2. Section 8.1 to delete the initial clause thereof, "Except as provided in Section 8.3 below," and to capitalize the "t" in the word "the" immediately following such clause.

     3.    Section 8.3 to delete such section in its entirety.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this instrument of amendment on the 25th day of October, 1996.

                                     MAXICARE HEALTH PLANS, INC.


                                     By: /s/ Alan  D. Bloom
                                         ------------------


                                     ATTEST:


                                     By: /s/ Richard A. Link
                                         -------------------

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